UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2015

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N/A[1]
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: N/A[2]

2025 First Avenue, Suite 320, Seattle, Washington 98121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________

1 The Company no longer maintains a corporate office. For notice purposes, the Company’s bankruptcy counsel’s address is: Lane Powell, P.C. 1420 Fifth Avenue, Suite 4200, Seattle, WA 98111, attn.: Bruce Leaverton.

2 The Company no longer has a registered telephone number. For notice purposes, the Company’s bankruptcy counsel’s phone number is: (206) 223-7389, attn.: Bruce Leaverton.

Item 1.01      Entry into a Material Definitive Agreement.

As previously disclosed, on September 6, 2014, the Lenco Mobile, Inc. (the “Company”) and Archer USA, Inc. (“Archer”), the wholly-owned subsidiary of the Company, each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”). The cases are jointly administered and substantively consolidated under case number 14-16659-KAO under the caption “In re: Archer USA, Inc.; Lenco Mobile, Inc.” All documents filed with the Bankruptcy Court are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl.

On October 9, 2015, the Company and Archer filed a Disclosure Statement (“Disclosure Statement”), attaching a joint Plan of Reorganization (the “Plan”), along with a motion seeking approval of the Disclosure Statement by the Bankruptcy Court. By order dated November 9, 2015, the Bankruptcy Court approved the Disclosure Statement, set December 11, 2015 as the hearing date for confirmation of the Plan, and fixed related Plan-confirmation deadlines. The Company and Archer have mailed the packages to all voting parties (as approved by the Bankruptcy Court), including the Company’s shareholders, for solicitation of votes on the Plan. The Plan upon which voting parties are requested to vote includes comments and recommendations from the Committee of Unsecured Creditors and as well as bankruptcy counsel for the SEC. The Company and Archer will file a pre-confirmation report with the Bankruptcy Court, disclosing voting results, on December 7, 2015. In the event the Bankruptcy Court confirms the Plan at the December 11, 2015 hearing, the Plan will become effective, per its terms, on December 26, 2015.

A copy of the Bankruptcy-Court approved Disclosure Statement (with attachments) and the Order approving same are attached to this Current Report on Form 8-K as Exhibit 2.1, and are incorporated herein by reference.

Risk Related the Company’s Equity Securities

The Company’s common stock and preferred stock will have very little or no value given the amount of the Company’s liabilities compared to its assets. The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Filings under Chapter 11 is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. The Company and Archer caution readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

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For the Company and Archer, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to the Company's and Archer's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of Company's and Archer's Plan, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to continue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

2.1	Disclosure Statement (with exhibits), as approved by the Bankruptcy Court on November 9, 2015.

Bankruptcy Court order approving Disclosure Statement and setting Plan confirmation deadlines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: November 17, 2015.	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description

2.1	Disclosure Statement (with exhibits), as approved by the Bankruptcy Court on November 9, 2015.

Bankruptcy Court order approving Disclosure Statement and setting Plan confirmation deadlines.

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